BRIDGE LOAN WARRANT AGREEMENT


                                     between

                              STYLECLICK.COM INC.,
                                   as Issuer,


                                       and


                               USA NETWORKS, INC.,
                                as Warrantholder



                          Dated as of January 24, 2000

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.  Definitions........................................................1

SECTION 2.  The Warrants.......................................................5

SECTION 3.  Exercise...........................................................5

SECTION 4.  Payment of Taxes...................................................6

SECTION 5.  Replacement Warrant................................................6

SECTION 6.  Reservation of Common Stock and Other Covenants....................7

SECTION 7.        Antidilution Provisions......................................8

SECTION 8.  No Dilution or Impairment.........................................15

SECTION 9.  Transfers of the Warrant..........................................15

SECTION 10.  Registration Rights..............................................16

SECTION 11.  Survival of Provisions...........................................18

SECTION 12.  Delays, Omissions and Indulgences................................18

SECTION 13.  Rights of Transferees............................................18

SECTION 14.  Captions.........................................................18

SECTION 15.  Notices..........................................................18

SECTION 16.  Successors and Assigns...........................................19

SECTION 17.  Severability.....................................................19

SECTION 18.  Governing Law....................................................19

SECTION 20.  Entire Agreement; Amendment......................................20

SECTION 21.  Rules of Construction............................................20

                          BRIDGE LOAN WARRANT AGREEMENT

         BRIDGE LOAN WARRANT AGREEMENT, dated as of January 24, 2000, between Styleclick.com Inc., a California corporation (the "COMPANY"), and USA Networks, Inc., a Delaware corporation (the "WARRANTHOLDER").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, the Company and USANi Sub LLC, a Delaware limited liability company ("PARENT"), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT"), which provides for, among other things, the merger of the Company (the "MERGER") with a wholly owned subsidiary of a Delaware corporation to be formed by Parent ("NEWCO"), and the concurrent contribution by Parent to Newco of all of the outstanding limited liability interests of Internet Shopping Network LLC, a Delaware limited liability company;

         WHEREAS, the Company and the Warrantholder are entering into a Credit Agreement, dated as of the date hereof (the "CREDIT AGREEMENT"), pursuant to which the Warrantholder commits to make a loan to the Company in a principal amount not to exceed $10 million and the Company agrees to issue to the Warrantholder a promissory note (the "NOTE") in a principal amount equal to the principal amount of such loan;

         WHEREAS, as a condition to the willingness of the parties to enter into the Merger Agreement and the Credit Agreement, the Company has agreed to issue a warrant (the "WARRANT") to purchase shares of Common Stock (as defined below) to the Warrantholder;

         WHEREAS, the Company proposes to issue a certificate evidencing the Warrant (such warrant certificate issued pursuant to this Agreement being hereinafter referred to as the "WARRANT CERTIFICATE"); and

         WHEREAS, the Company and the Warrantholder desire to set forth in this Agreement, among other things, the form and provisions of the Warrant Certificate and the terms and conditions under which it may be issued, transferred, exchanged, replaced and surrendered in connection with the exercise of the Warrant.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

         SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following meanings.

         "AFFILIATE" means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. The term "CONTROL" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "AGGREGATE EXERCISE PRICE" has the meaning assigned thereto in Section 3(b).

         "BLACK-SCHOLES AMOUNT" means an amount determined by calculating the "Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values: (i) the current market price of the Common Stock equal to the closing trade price on the last trading day before the date of the Notice of the Major Transaction; (ii) volatility of the Common Stock equal to the volatility of the Common Stock during the 100 trading day period preceding the date of the Notice of the Major Transaction; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of this Warrant on the date of the Notice of the Major Transaction; and (iv) an exercise price equal to the Exercise Price on the date of the Notice of the Major Transaction. In the event such calculation function is no longer available utilizing the Bloomberg online page, the Warrantholder shall calculate such amount in its sole discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

         "BUSINESS DAY" means any day other than a day on which (i) banks in the State of New York are authorized or obligated to be closed or (ii) the New York Stock Exchange is closed.

         "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         "CAPITAL STOCK" means (a) in the case of a corporation, capital stock,
(b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "CASHLESS EXERCISE" has the meaning assigned thereto in Section 3(c).

         "CHARTER DOCUMENTS" means the Certificate of Incorporation and the Bylaws of the Company, as amended or supplemented from time to time.

         "COMMON STOCK" means (a) the common stock of the Company, no par value per share, (b) any other Capital Stock into which such Common Stock is reclassified or reconstituted and (c) in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in
Section 7(e) hereof, the stock or other securities or property provided for in such Section.

         "COMMON STOCK DEEMED OUTSTANDING" shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in case of any adjustment required by
Section 7(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by Section 7(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

         "CONVERTIBLE SECURITIES" means evidences of indebtedness, shares of stock or other securities which are directly or indirectly convertible or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the onset of a specified date or the happening of a specified event.

         "DISTRIBUTION" has the meaning assigned thereto in Section 7(g).

         "ELECTION TO PURCHASE" has the meaning assigned thereto in Section
3(a).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "EXERCISE AMOUNT" has the meaning assigned thereto in Section 3(a).

         "EXERCISE PRICE" has the meaning assigned thereto in Section 2.

         "EXPIRATION DATE" means the tenth (10th) anniversary of the date hereof.

         "MARKET PRICE" as of any date, (i) means the average of the daily closing bid prices for the shares of Common Stock as reported to The Nasdaq National Market for the trading day immediately preceding such date, or (ii) if The Nasdaq National Market is not the principal trading market for the Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holders of a majority in interest of the Warrants, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

         "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

         "PERSON" means any individual, corporation, partnership, firm, group (as such term is used in Section 13(d)(3) of the Exchange Act), joint venture, asso ciation, trust, limited liability company, unincorporated organization, estate, trust or other entity.

         "PRINCIPAL OFFICE" means the Company's principal office as set forth in
Section 14 hereof or such other principal office of the Company in the United States of America the address of which first shall have been set forth in a notice to the Warrantholder.

         "REGULATORY REQUIREMENT" has the meaning assigned thereto in Section 6(c).

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "SIGNIFICANT STOCKHOLDER" means any stockholder of the Company that, together with its Affiliates, beneficially owns more than 50% of the then outstanding voting securities of the Company.

         "SUBSIDIARY" of any Person means any corporation, partnership, joint venture or other legal entity of which such Person (either directly or through or together with any other Subsidiary of such Person), owns, directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or similar governing body of such corporation, partnership, joint venture or other legal entity.

         "WARRANT SHARES" means (a) the shares of Common Stock issued or issuable upon exercise of the Warrant in accordance with its terms and (b) all other shares of the Company's capital stock issued with respect to such shares by way of stock dividend, stock split or other reclassification or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's Capital Stock.

         SECTION 2. THE WARRANTS.

         Subject to the terms and conditions of this Agreement, the Company hereby issues and delivers to the Warrantholder a warrant, substantially in the form of Exhibit A hereto, to purchase 328,084 shares of fully paid and nonassessable Common Stock at a price per share equal to $19.05 (the "EXERCISE PRICE").

         SECTION 3. EXERCISE.

                  (a) METHOD OF EXERCISE. From time to time on or before the Expiration Date, the Warrantholder, in accordance with the terms hereof, may exercise the Warrant, in whole or in part. The Warrantholder shall effect any such exercise by delivering the Warrant to the Company during normal business hours on any Business Day at the Company's Principal Office, together with the Election to Purchase, substantially in the form of Exhibit B hereto (the "ELECTION TO PURCHASE"), duly executed, and payment, in accordance with Section 3(b), of the Exercise Price for the number of Warrant Shares (the "EXERCISE AMOUNT") to be so purchased, as specified in the Election to Purchase. If the Expiration Date is not a Business Day, then the Warrant may be exercised on the next succeeding Business Day.

                  (b) PAYMENT OF EXERCISE PRICE. Payment of the Aggregate Exercise Price (as defined below) shall be made to the Company in cash or other immediately available funds or as provided in Sections 3(c) or 3(d), or a combination thereof, with respect to any exercise of the Warrant. In the case of payment of all or a portion of the Aggregate Exercise Price pursuant to Sections 3(c) or 3(d), the direction by the Warrantholder to make a Cashless Exercise or Note Exercise, respectively, shall serve as accompanying payment for such portion of the Aggregate Exercise Price. The amount to be paid (the "AGGREGATE EXERCISE PRICE") shall equal the product of (a) the Exercise Amount multiplied by (b) the Exercise Price.

                  (c) CASHLESS EXERCISE. The Warrantholder shall have the right, but no obligation, to pay all or a portion of the Aggregate Exercise Price by making a cashless exercise pursuant to this Section 3(c) (a "CASHLESS EXERCISE"), in which case the portion of the Aggregate Exercise Price to be so paid shall be deemed paid in full by the reduction of the number of Warrant Shares otherwise issuable pursuant to the Election to Purchase by that number of Warrant Shares equal to the quotient obtained by dividing (x) the value of the Warrant at the time of exercise (determined by subtracting (a) the Aggregate Exercise Price in effect immediately prior to exercise from (b) the aggregate

Market Price immediately prior to exercise) by (y) the Market Price immediately prior to exercise.

                  (d) NOTE EXERCISE. The Warrantholder shall have the right, but no obligation, to pay all or a portion of the Aggregate Exercise Price by making a note exercise pursuant to this Section 3(d) (a "NOTE EXERCISE"), in which case the portion of the Aggregate Exercise Price to be so paid shall be deemed paid in full by reducing the principal amount due under the Note by an amount equal to the portion of the Aggregate Exercise Price to be so paid.

                  (e) ISSUANCE OF SHARES OF COMMON STOCK. Upon receipt by the Company of the Warrant at its Principal Office in proper form for exercise, and accompanied by payment of the Aggregate Exercise Price as aforesaid and, in the case of any payment pursuant to Section 3(d) above, accompanied by reasonably satisfactory evidence of such reduced principal amount due under the Note, the Warrantholder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock may not then be actually delivered. Upon surrender of the Warrant and payment of the Aggregate Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to, or upon the written order of, the Warrantholder (and in such name or names as the Warrantholder may designate) a certificate or certificates for the Exercise Amount, subject to any reduction as provided in Section 3(c) for a Cashless Exercise.

                  (f) FRACTIONAL SHARES. The Company shall not be required to deliver fractions of shares of Common Stock upon exercise of the Warrant. If any fraction of a share of Common Stock would be deliverable upon exercise of the Warrant, the Company may, in lieu of delivering such fraction of a share of Common Stock, make a cash payment to the Warrantholder in an amount equal to the same fraction of the Market Price determined as of the Business Day immediately preceding the date of exercise of the Warrant.

                  (g) PARTIAL EXERCISE. In the event of a partial exercise of the Warrant, the Company shall issue to the Warrantholder a Warrant in like form for the unexercised portion thereof.

         SECTION 4. PAYMENT OF TAXES.

         The Company shall pay all stamp taxes attributable to the initial issuance of shares or other securities issuable upon the exercise of the Warrant or issuable pursuant to Section 7 hereof, excluding any tax or taxes which may be payable because of the transfer involved in the issuance or delivery of any certificates for shares of Common Stock or other securities in a name other than that of the Warrantholder in respect of which such shares or securities are issued.

         SECTION 5. REPLACEMENT WARRANT.

         If the Warrant is mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and upon receipt of indemnity reasonably satisfactory to the Company.

         SECTION 6. RESERVATION OF COMMON STOCK AND OTHER COVENANTS.

                  (a) RESERVATION OF AUTHORIZED COMMON STOCK. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares, free of preemptive rights, such number of its duly authorized shares of Common Stock, or other stock or securities deliverable pursuant to Section 7 hereof, as shall be sufficient to enable the Company at any time to fulfill all of its obligations under this Agreement and the Warrant.

                  (b) AFFIRMATIVE ACTIONS TO PERMIT EXERCISE AND REALIZATION OF BENEFITS. If any shares of Common Stock reserved or to be reserved for the purpose of exercise of the Warrant, or any shares or other securities reserved or to be reserved for the purpose of issuance pursuant to Section 7 hereof, require registration with or approval (other than as a result of a Regulatory Requirement contemplated by Section 6(c)) of any governmental authority under any federal or state law (including approvals or expirations of waiting periods required under the Hart-Scott-Rodino Antitrust Improvements Act, but excluding the Securities Act and any state securities or "blue sky" laws) before such shares or other securities may be validly delivered upon exercise of the Warrant, then the Company and the Warrantholder shall cooperate with each other so that each may prepare and file notification and report forms in compliance with such law and shall otherwise fully comply with the requirements of such law, to the extent required in connection with the exercise of the Warrant. The Company shall bear all expenses in connection with the filing of such forms.

                  (c) REGULATORY REQUIREMENTS AND RESTRICTIONS. In the event of any reasonable determination by the Warrantholder that, by reason of any existing or future federal or state law, statute, rule, regulation, guideline, order, court or administrative ruling, request or directive (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) (a "REGULATORY REQUIREMENT"), the Warrantholder is effectively restricted or prohibited from holding the Warrant or the related Warrant Shares (including any shares of capital stock or other securities distributable to the Warrantholder in any merger, reorganization, readjustment or other reclassification), or otherwise realize upon or receive the benefits intended under the Warrant, the Company shall, and shall use its commercially reasonable efforts to have its stockholders, take such action as the Warrantholder may deem reasonably necessary to permit the Warrantholder to comply with such Regulatory Requirement. The costs of taking such action shall be shared equally by the Company and the Warrantholder. Such action to be taken may include the Company's authorization of one or more new classes of capital stock for which the Warrant may be exercised or the adoption of such modifications and amendments to the Charter Documents, this Agreement, the Warrant or any other documents and instruments related to or executed in connection herewith or with the Warrant as may be deemed reasonably necessary by the Warrantholder. The Warrantholder shall give written notice to the Company of any such determination and the action or actions necessary to comply with such Regulatory Requirement, which notice and determination shall be conclusive absent manifest error, and the Company shall take all commercially reasonable steps necessary to comply with such determination as expeditiously as possible.

                  (d) VALIDLY ISSUED SHARES. The Company covenants that all shares of Common Stock or other securities that may be delivered upon exercise of the Warrant (including those issued pursuant to Section 7 hereof) shall, upon delivery by the Company, be duly authorized and validly issued, fully paid and nonassessable, free from all taxes, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims of any nature whatsoever.

         SECTION 7. ANTIDILUTION PROVISIONS. Prior to the Expiration Date or until the Warrant is fully exercised, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 7. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

                  (a) ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES UPON ISSUANCE OF COMMON STOCK. Except as otherwise provided in Section 7(c) and 7(e) hereof, if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 7(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Market Price on the date of issuance (a "DILUTIVE ISSUANCE"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

E' = (E) (O + P/M) / (CSDO)

where:
         E'     =          the adjusted Exercise Price;
         E      =          the then current Exercise Price;
         M      =          the then current Market Price;
         O      =          the number of shares of Common Stock outstanding
                           immediately prior to the Dilutive Issuance;
         P      =          the aggregate consideration, calculated as set forth
                           in Section 7(b) hereof, received by the Company upon such Dilutive Issuance; and

         CSDO   =          the total number of shares of Common Stock Deemed
                           Outstanding immediately after the Dilutive Issuance.

                  (b) EFFECT ON EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Exercise Price under Section 7(a) hereof, the following will be applicable:

                           (i) Issuance of Rights or Options. If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("CONVERTIBLE SECURITIES"), but not to include the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "OPTIONS"), and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price on the date of issuance ("BELOW MARKET OPTIONS"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (B) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

                           (ii) Issuance of Convertible Securities.

                                    (A) If the Company in any manner issues or
                  sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 7(b)(ii)(B) if applicable) is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (I) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (II) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                                    (B) If the Company in any manner issues or
                  sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "VARIABLE RATE CONVERTIBLE SECURITY"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by
                  Section 7(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (I) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (II) the Market Price on the date of issuance of such Convertible Security was 80% of the Market Price on such date (the "ASSUMED VARIABLE MARKET PRICE").

                           (iii) Change in Option Price or Conversion Rate. Except for the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non- employee directors established for such purpose, if there is a change at any time in (A) the amount of additional consideration payable to the Company upon the exercise of any Options; (B) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange or any Convertible Securities; or (C) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                           (iv) Treatment of Expired Options and Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

                           (v) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely- tradeable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

                           (vi) Exceptions to Adjustment of Exercise Price. No adjustment to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose; or (iii) upon the exercise of the Warrants.

                  (c) SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company, at any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

                  (d) ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 7, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  (e) MAJOR TRANSACTIONS. If the Company shall consolidate or merge with any other corporation or entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for Common Stock constituting less than twenty percent (20%) of the Company's Common Stock then outstanding)) or any subsidiary of the Company shall be a party to a merger or consolidation or other extraordinary transaction and the Company issues twenty percent (20%) or more of its Common Stock in any such merger, consolidation or other transaction or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any reclassification or change of the outstanding shares of Common Stock (each of the foregoing being a "MAJOR TRANSACTION"), then the Warrantholder may thereafter, at its option, be entitled, at its election, either to (a) in the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain its Warrant and the Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for the Warrant, equal to the greater of, as determined in the sole discretion of the Warrantholder, (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "MAJOR TRANSACTION CONSIDERATION"), to which a holder of the number of shares of Common Stock delivered upon the exercise of the Warrant would have been entitled upon such Major Transaction had the Warrantholder exercised the Warrant (without regard to any limitations on conversion or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had the Warrantholder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and (ii) cash paid by the Company in immediately available funds, in an amount equal to one hundred and twenty-five percent (125%) of the Black-Scholes Amount times the number of shares of Common Stock for which this Warrant was exercisable (without regard to any limitations on exercise herein contained); and the Company shall make lawful provision for the foregoing as a part of such Major Transaction. No sooner than ten Business Days nor later than five Business Days prior to the consummation of the Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("NOTICE OF MAJOR TRANSACTION") to the Warrantholder, which Notice of Major Transaction shall be deemed to have been delivered one Business Day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction Consideration which the Warrantholder would receive under this Section. If the Major Transaction Consideration does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five Business Days of such holder's receipt of the Notice of Major Transaction.

                  (f) EFFECT OF MERGER. (i) If, pursuant to clause (a) of
Section 7(e), the Warrantholder elects to retain the Warrant with the Warrant continuing to apply to the Common Stock or applying, as nearly as practicable, to other common stock or equity interest received by the stockholders of the Company in connection with the Merger, then (A) Section 7(b)(vi) shall be amended to include the following clause (iv): "(iv) upon the issuance of Common Stock or other Capital Stock of the Company as consideration in an acquisition of or from a third party or in connection with a merger with a third party; provided that, with respect to clause (iv), such third party is not a controlled Affiliate of the Company or such transaction (A) has been approved by a special committee of the Board of Directors comprised solely of independent directors and such special committee has recommended that the stockholders of the Company vote in favor thereof and (B) the Company has received from a nationally recognized investment banking firm a written opinion addressed to such special committee, for inclusion in the proxy statement to be delivered to the stockholders, substantially to the effect that such transaction is fair to the Company or to the Company's stockholders (other than any Significant Stockholder) from a financial point of view" and (B) Section 7(e) shall be amended to delete clause (b)(ii) thereof.

                  (ii) Notwithstanding anything to the contrary contained herein, if the Warrantholder elects, pursuant to clause (a) of Section 7(e), to retain the Warrant following the Merger, then the Warrant shall automatically be amended to become exercisable for a number of shares of Class B Common Stock, par value $0.01 per share, of Newco equal to the number of shares of Common Stock for which the Warrant was exercisable immediately prior to the Merger.

                  (g) DISTRIBUTION OF ASSETS. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the initial issuance of this Warrant, then the Warrantholder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Warrantholder had the Warrantholder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

                  (h) NOTICES OF ADJUSTMENT. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Warrantholder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

                  (i) MINIMUM ADJUSTMENT OF EXERCISE PRICE. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

                  (j) NO FRACTIONAL SHARES. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock; PROVIDED that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

                  (k) OTHER NOTICES. In case at any time:

                  (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

                  (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

                  (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Warrantholder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses
(i), (ii), (iii) and (iv) above.

         SECTION 8. NO DILUTION OR IMPAIRMENT.

         The Company will not, by amendment of its Charter Documents or through any reorganization, recapitalization, transfer of assets, consolidation, merger, share exchange, dissolution or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, including the adjustments required under Section 7 hereof, and will at all times in good faith assist in the carrying out of all such terms and in taking of all such action as may be necessary or appropriate to protect the rights of the Warrantholder against dilution or other impairment. Without limiting the generality of the foregoing and notwithstanding any other provision of the Warrant to the contrary (including by way of implication), the Company (a) will not increase the par value of any shares of Common Stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise and
(b) will take all such corporate action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrant.

         SECTION 9. TRANSFERS OF THE WARRANT.

                  (a) TRANSFER AND EXCHANGES. The Company shall initially record the Warrant on a register to be maintained by the Company with its other stock books and, subject to Section 9(b) hereof, from time to time thereafter shall record a transfer of the Warrant on such register when the Warrant is: (i) surrendered for transfer in accordance with the terms hereof, (ii) properly endorsed and accompanied by appropriate instructions, and (iii) accompanied by payment in cash or by check, bank draft or money order payable to the order of the Company, in United States currency, of an amount equal to any stamp or other tax or governmental charge or fee required to be paid in connection with the transfer thereof. Upon any such transfer, a new Warrant or Warrants shall be issued to the transferee and the Warrantholder (in the event that the Warrant is only partially transferred) and the surrendered Warrant shall be canceled. Each such transferee shall succeed to all of the rights of the transferring Warrantholder under this Agreement or in the event that the Warrant is only partially transferred, the transferring Warrantholder and such transferee shall, simultaneously, hold rights hereunder in proportion to their respective percentage interests of the original Warrant. The Warrant may be exchanged at the option of the Warrantholder, when surrendered at the Principal Office of the Company, for another Warrant or other Warrants of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock, subject to adjustment as more fully set forth herein.

                  (b) TRANSFERS SUBJECT TO SECURITIES LAWS. Subject to the restrictions set forth in this Section 9, the Warrantholder may at any time and from time to time freely transfer the Warrant and the Warrant Shares in whole or in part. The Warrant has not been, and the Warrant Shares at the time of their issuance may not be, registered under the Securities Act, and nothing herein contained shall be deemed to require the Company to so register the Warrant or Warrant Shares. The Warrant and the Warrant Shares are issued or issuable subject to the provisions and conditions contained herein and the Warrantholder by accepting the Warrant agrees with the Company to such provisions and conditions, and represents to the Company that the Warrant has been acquired and the Warrant Shares will be acquired for the account of the Warrantholder for investment and not with a view to or for sale in connection with any distribution thereof.

                  (c) TRANSFERS TO NON-AFFILIATES. Notwithstanding the foregoing, upon any transfer of this Warrant to a transferee that is not an Affiliate of the Warrantholder, this Warrant shall automatically be amended to
(i) provide that such transferee shall not be entitled to pay the Aggregate Exercise Price by a Note Exercise pursuant to Section 3(d), (ii) delete Section 7(f)(ii), if the Warrant is exercisable for shares of Common Stock of the Company at the time of such transfer and (iii) become exercisable for shares of Class A Common Stock, par value $0.01 per share, of Newco, if the Warrant has become exercisable for shares of Class B Common Stock, par value $0.01 per share, of Newco pursuant to Section 4(f)(ii).

         SECTION 10. REGISTRATION RIGHTS.

                  (a) DEMAND REGISTRATION RIGHTS. In the event that the Warrantholder shall desire to sell any of the Warrant Shares, and such sale requires, in the opinion of counsel to the Warrantholder, which opinion shall be reasonably satisfactory to the Company and its counsel, registration of such Warrant Shares under the Securities Act, the Company will cooperate with the Underwriter and any underwriters in registering such Warrant Shares for resale, including promptly filing a registration statement which complies with the requirements of applicable federal and state securities laws, and entering into an underwriting agreement with such underwriters upon such terms and conditions as are customarily contained in underwriting agreements with respect to secondary distributions; PROVIDED that the Company shall not be required to have declared effective more than two registration statements hereunder and shall be entitled to delay the filing or effectiveness of any registration statement for up to 90 days if the offering would, in the judgment of the Board of Directors of the Company, require premature disclosure of any material corporate development or material transaction involving the Company or interfere with any previously planned securities offering by the Company.

                  (b) MAINTENANCE OF REGISTRATION STATEMENT; INDEMNIFICATION OF WARRANTHOLDER. If the Warrant Shares are registered pursuant to the provisions of this Section 10, the Company agrees (i) to furnish copies of the registration statement and the prospectus relating to the Warrant Shares covered thereby in such numbers as the Warrantholder may from time to time reasonably request and
(ii) if any event shall occur as a result of which it becomes necessary to amend or supplement any registration statement or prospectus, to prepare and file under the applicable securities laws such amendments and supplements as may be necessary to keep available for at least 90 days a prospectus covering the Warrant Shares meeting the requirements of such securities laws, and to furnish the Warrantholder such numbers of copies of the registration statement and prospectus, as amended or supplemented, as may reasonably be requested. The Company shall bear the cost of the registration, including all registration and filing fees, printing expenses, and fees and disbursements of counsel and accountants for the Company, except that the Warrantholder shall pay the fees and disbursements of its counsel, and the underwriting fees and selling commissions applicable to the shares of Common Stock sold by the Warrantholder. The Company shall indemnify and hold harmless (x) the Warrantholder, its affiliates and its officers and directors and each person who controls the Warrantholder within the meaning of the Securities Act or Exchange Act and (y) each underwriter and each person who controls any underwriter within the meaning of the Securities Act or the Exchange Act (collectively, the "UNDERWRITERS") ((x) and (y) being referred to as "INDEMNIFIED PARTIES") against any losses, claims, damages, liabilities or expenses, to which the Indemnified Parties may become subject, insofar as such losses, claims, damages, liabilities (or actions in respect thereof) and expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement or prospectus filed pursuant to this paragraph, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any such documents in reliance upon and in conformity with written information furnished to the Company by the Indemnified Parties expressly for use or incorporation by reference therein.

                  (c) INDEMNIFICATION OF THE COMPANY. The Warrantholder and the Underwriters shall indemnify and hold harmless the Company, its affiliates and its officers and directors and each person who controls the Company within the meaning of the Securities Act or Exchange Act against any losses, claims, damages, liabilities or expenses to which the Company, its affiliates and its officers and directors may become subject, insofar as such losses, claims, damages, liabilities (or actions in respect thereof) and expenses arise out of or are based upon any untrue statement of any material fact contained or incorporated by reference in any registration statement filed pursuant to this paragraph, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Warrantholder or the Underwriters, as applicable, specifically for use or incorporation by reference therein.

         SECTION 11. SURVIVAL OF PROVISIONS.

         The provisions of this Agreement and the Warrant shall survive until the earlier of (a) the full exercise by of the Warrant or (b) the Expiration Date.

         SECTION 12. DELAYS, OMISSIONS AND INDULGENCES.

         No delay or omission to exercise any right, power or remedy accruing to the Warrantholder upon any breach or default of the Company hereunder or under the Warrant shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the Warrantholder's part of any breach or default hereunder or under the Warrant, or any waiver on the Warrantholder's part of any provisions or conditions hereof or of the Warrant must be in writing and that all remedies, either hereunder, under the Warrant or by law or otherwise afforded to the Warrantholder, shall be cumulative and not alternative.

         SECTION 13. RIGHTS OF TRANSFEREES.

         Subject to Section 9(c), the rights granted to the Warrantholder hereunder and under the Warrant shall pass to and inure to the benefit of all subsequent transferees of all or any portion of the Warrant until extinguished pursuant to the terms hereof; PROVIDED that the Warrantholder and any transferee shall hold such rights in proportion to their respective ownership of the Warrant and Warrant Shares.

         SECTION 14. CAPTIONS.

         The titles and captions of the Sections and other provisions hereof are for convenience of reference only and are not to be considered in construing this Agreement.

                  SECTION 15.  NOTICES.

         All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopy, overnight courier service or personal delivery:

                  (a)      if to the Company:

                           Styleclick.com Inc.
                           3861 Sepulveda Blvd.
                           Culver City, CA 90230
                           Attention: Maurizio Vecchione
                           Facsimile: (310) 751-2122

                  (b)      if to the Warrantholder:

                           USA Networks, Inc.
                           Carnegie Hall Tower
                           152 West 57th Street, 42nd Floor
                           New York, NY 10019
                           Attention: Tom Kuhn
                           Facsimile: (212) 314-7329

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

         SECTION 16. SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of the Warrantholder.

         SECTION 17. SEVERABILITY.

         If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

         SECTION 18. GOVERNING LAW.

         THIS AGREEMENT AND THE WARRANT IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

         SECTION 19. JURISDICTION. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall be brought in the courts of the State of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum.

         SECTION 20. ENTIRE AGREEMENT; AMENDMENT.

         This Agreement, the Warrant, the Merger Agreement, the Credit Agreement and the other agreements and documents referenced in the Merger Agreement and the Credit Agreement are intended by the parties as a final expression of their agreement and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. Except as otherwise expressly provided in this Agreement, any provision of this Agreement or of the Warrant may be amended or modified only by an instrument in writing signed by the Company and the Warrantholder.

         SECTION 21. RULES OF CONSTRUCTION.

         Unless the context otherwise requires "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                                      * * *

         IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed as of the date first above written.

                                   STYLECLICK.COM INC.

                                   By:  /s/ Barry Hall
                                        ---------------------------------------
                                        Name: Barry Hall
                                        Title:  Chief Financial Officer


                                   USA NETWORKS, INC.

                                   By:  /s/ Dara Khosrowshahi
                                        ---------------------------------------
                                        Name: Dara Khosrowshahi
                                        Title:

                                    EXHIBIT A

FORM OF WARRANT
---------------

THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS COMMON STOCK PURCHASE WARRANT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL THAT THE PROPOSED TRANSACTION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AND APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT IS SUBJECT TO THE TERMS OF A WARRANT AGREEMENT, DATED AS OF JANUARY 24, 2000, BETWEEN STYLECLICK.COM INC. AND USA NETWORKS, INC.



                               STYLECLICK.COM INC.

                          COMMON STOCK PURCHASE WARRANT

                                  Number _____

         THIS IS TO CERTIFY that USA Networks, Inc., a Delaware corporation, and its transferees, successors and assigns (the "WARRANTHOLDER"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, is entitled to purchase from Styleclick.com Inc., a California corporation (the "COMPANY"), at a price per share equal to the Exercise Price, 328,084 shares of fully paid and nonassessable Common Stock of the Company, subject to the terms and conditions of the Warrant Agreement, dated as of January 24, 2000, between the Company and the Warrantholder (as amended or otherwise modified, the "WARRANT AGREEMENT"). The number of shares of Common Stock subject to this Warrant is subject to adjustment or reduction as set forth in Section 7 of the Warrant Agreement. Capitalized terms used herein shall have the meanings ascribed to such terms in the Warrant Agreement.

         Payment of the Exercise Price may be made as set forth in Section 3 of the Warrant Agreement.

         If this Warrant is not exercised on or before 5:00 p.m., Pacific Standard time on the Expiration Date, this Warrant shall become void and all rights hereunder shall cease as of such time, except as provided in the Warrant Agreement.

         This Warrant is issued pursuant to the Warrant Agreement and is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference herein and made a part hereof. The Warrant Agreement sets forth a full description of the rights, limitations of rights, obligations, duties and immunities of the Company and the Warrantholder with respect to this Warrant. Copies of the Warrant Agreement are on file at the Principal Office of the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its duly authorized officer, as of the 24th day of January, 2000.


                                   STYLECLICK.COM INC.


                                   By:  _______________________________________
                                        Name:
                                        Title:

                                    EXHIBIT B

                           FORM OF NOTICE OF EXERCISE

                                                        _____________ ___, _____

To:      [______________]
         [______________]
         [______________]
         [______________]
         Attention: [______________]
         Telecopy:  [______________]SS


         1. The undersigned, pursuant to the provisions of the attached Warrant, hereby elects to exercise such Warrant with respect to ________ shares of Common Stock (the "EXERCISE AMOUNT"). Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the attached Warrant.

         2. The undersigned herewith tenders payment for such shares in the following manner (please check type, or types, of payment and indicate the portion of the Exercise Price to be paid by each type of payment):

                  ____     Exercise for Cash
                  ____     Cashless Exercise
                  ____     Note Exercise

         3. Please issue a certificate or certificates representing the shares issuable in respect hereof under the terms of the attached Warrant, as follows:


                    (Name of Record Warrantholder/Transferee)

and deliver such certificate or certificates to the following address:



                  (Address of Record Warrantholder/Transferee)

         4. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

         5. If the Exercise Amount is less than all of the shares of Common Stock purchasable hereunder, please issue a new warrant representing the remaining balance of such shares, as follows:



                    (Name of Record Warrantholder/Transferee)

and deliver such warrant to the following address:



                  (Address of Record Warrantholder/Transferee)


         In witness whereof, the undersigned Warrantholder has caused this Notice of Exercise to be executed as of this _____ day of __________, ______.



                                   (Name of Warrantholder)



                                   By:  _______________________________________
                                        Name:
                                        Title: